Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property, Plant, and Equipment
9. PROPERTY, PLANT, AND EQUIPMENT

	December 31,
	2019	2018
	(In millions)
Land	$53.7	$61.6
Buildings and improvements	401.2	421.8
Machinery and equipment	1,230.1	1,201.9
Construction in progress	73.8	99.2
Total	1,758.8	1,784.5
Less accumulated depreciation	(713.6)	(642.2)
Property, plant, and equipment, net	$1,045.2	$1,142.3

During the fourth quarter of 2019, the Company reclassified $40.9 million of property, plant, and equipment to assets held for sale related to the In-Store Bakery facilities divestiture. Refer to Note 8 for additional information.

Asset Impairment

We evaluate property, plant, and equipment and finite lived intangible assets for impairment when circumstances indicate that their carrying values may not be recoverable. Indicators of impairment include deteriorations in operating cash flows, the anticipated sale or disposal of an asset group, and other significant changes in business conditions.

During 2019, our assessment indicated an impairment in our Cookies and Dry Dinners asset groups, within the Snacking & Beverages and Meal Preparation segments, respectively, driven by the historical and forecasted performance of these businesses. As a result, we recognized $42.8 million of property, plant, and equipment impairment losses and $45.2 million of finite lived intangible asset impairment. The impairment charges are included in Asset impairment in the Consolidated Statements of Operations.

Impairment charges are measured by comparing the carrying values of the asset groups to their estimated fair values. The fair value of these assets were based on expected future cash flows using Level 3 inputs under ASC 820. We can provide no assurance regarding the prospect of additional impairment charges in future periods.

Depreciation expense was $136.5 million, $145.0 million, and $147.4 million in 2019, 2018, and 2017, respectively.